Exhibit 10.4



                      SUPPLEMENT TO CONTRIBUTION AGREEMENT
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     SUPPLEMENT NO. 1 dated as of July 22, 1996, to the CONTRIBUTION AGREEMENT dated as of January 22, 1996 (the "Contribution Agreement") by and among CONSOLIDATED STAINLESS, INC., a Delaware corporation ("the Borrower"), PERFORMANCE METALS, INC., a Texas corporation and FLOW COMPONENTS, INC., a Texas corporation (together with any successors, referred to herein individually as a "Guarantor" and collectively as "Guarantors") and SUNTRUST BANK, CENTRAL FLORIDA, NATIONAL ASSOCIATION, individually and as Agent (the "Agent") for the Lenders parties to the Revolving Line of Credit and Term Loan Agreement dated as of January 22, 1996, among the Borrower, the Lenders and the Agent (as amended, modified or supplemented from time to time, the "Loan Agreement"; capitalized terms used herein but not otherwise defined herein have the meanings assigned to such terms in the Loan Agreement or the Contribution Agreement, as the case may
be).

     Guarantors have entered into the Contribution Agreement in order to induce the Lenders to make the Loans. Pursuant to Section 7.10 of the Loan Agreement, each Subsidiary incorporated in the United States that was not in existence or incorporated in the United States on the date thereof is required to enter into the Contribution Agreement as a Guarantor upon becoming a Subsidiary of the Borrower incorporated in the United States. Section 14 of the Contribution Agreement provides that additional Subsidiaries of the Borrower may become Guarantors under the Contribution Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned ("New Guarantor") is a Subsidiary of the Borrower incorporated in the United States and is executing this Supplement in accordance with the requirements of the Loan Agreement to become a Guarantor under the Contribution Agreement in order to induce the Lenders to make additional Loans and as consideration for the Loans previously made.

     Accordingly, Agent and New Guarantor agree as follows:

     SECTION 1. Joinder to Contribution Agreement. In accordance with Section 14
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of the Contribution Agreement, New Guarantor by its signature below becomes a
Guarantor under the Contribution Agreement with the same force and effect as if originally named therein as a Guarantor, and New Guarantor hereby agrees to all the terms and provisions of the Contribution Agreement applicable to it as a Guarantor thereunder. Each reference to a "Guarantor" in the Contribution Agreement shall be deemed to include New Guarantor. The Contribution Agreement is hereby incorporated herein by reference.

     SECTION 2. Enforceability. This Supplement has been duly authorized,
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executed and delivered by New Guarantor and



August 14, 1996 9:16PM
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constitutes a legal, valid and binding obligation of New Guarantor, enforceable against it in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

     SECTION 3. Counterparts. This Supplement and any amendments, waivers,
                ------------
consents or supplements may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts shall constitute but one and the same instrument.

     SECTION 4. Effective Date. This Supplement shall become effective upon the
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execution of a counterpart hereof by each of the parties hereto, and written or telephonic notification of such execution and authorization of delivery thereof has been received by New Guarantor and Agent.

     SECTION 5. Ratification of Contribution Agreement. Except as expressly
                --------------------------------------
supplemented hereby, the Contribution Agreement shall remain in full force and effect.

     SECTION 6. CHOICE OF LAW. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND SHALL
                -------------
BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF FLORIDA WITHOUT REGARD TO THE CONFLICT OF LAWS PRINCIPLES THEREOF.

     SECTION 7. Severability. In case any provision in or obligation under this
                ------------
Supplement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

     SECTION 8. Notices. All communications and notices hereunder shall be in
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writing and given as provided in Section 16 of the Contribution Agreement. All communications and notices hereunder to New Guarantor shall be given to it at the address set forth under its signature.

     SECTION 9. Fees and Expenses. New Guarantor agrees to reimburse Agent for
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its reasonable out-of-pocket expenses in connection with this Supplement, including the reasonable fees, disbursements and other charges of counsel for Agent, whether suit be brought or not, and all reasonable attorneys' fees, costs and expenses if an appeal is taken.



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     IN WITNESS WHEREOF, New Guarantor and Agent have duly executed this
Supplement to Contribution Agreement as of the day and year first above written.


                           NEW GUARANTOR:

                           TWENTY-FIRST CENTURY METALS, INC.



                           By:______________________________
                              Ronald J. Adams, President


                           Address: 990 Lunt Street
                                    Elk Grove Village,
                                    Illinois  60007



                           AGENT:

                           SUNTRUST BANK, CENTRAL FLORIDA,
                           NATIONAL ASSOCIATION, as Agent


                           By:______________________________
                              W. Clifton Bargeron
                              Assistant Vice President